Exhibit 10.2

                        THIRD AMENDMENT TO LOAN AGREEMENT


     THIS THIRD AMENDMENT (this "Amendment") is entered into as of March 30, 2001, among Starcraft Automotive Group, Inc. ("SAG"), an Indiana corporation, National Mobility Corporation ("NMC"), an Indiana corporation, Starcraft Corporation ("SC"), an Indiana corporation, and Imperial Automotive Group, Inc. ("IAG"), an Indiana corporation, (SAG, NMC, SC and IAG are each individually a "Company", and collectively "Companies"), and Foothill Capital Corporation, a California corporation ("Lender").

     WHEREAS, Companies and Lender are parties to a Loan and Security Agreement dated as of November 20, 1998 (as amended from time to time, the "Loan Agreement"); and

     WHEREAS, Companies have requested that Lender amend the Loan Agreement, and Lender has agreed to do so subject to the terms and conditions contained herein;

     NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 4 --------- hereof, Section 7.20 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

                       1.20 Financial Covenants.

                            Fail to maintain:

                    (A) Tangible  Net Worth.  Tangible Net Worth of at least (i)
               negative $5,550,000 as of the last day of the fiscal quarter ending on the Sunday closest to March 31, 2001, (ii) negative $4,700,000 as of the last day of the fiscal quarter ending on the Sunday closest to June 30, 2001, and (iii) negative $3,950,000 as of the last day of the fiscal quarter ending on the Sunday closest to September 30, 2001. For each fiscal quarter ending after the Sunday closest to September 30, 2001, Companies shall maintain Tangible Net Worth at a level to be determined by Foothill, which level will be based on Companies' projections (but in no event will Tangible Net Worth as of the last day of any such fiscal quarter be less than negative $3,950,000);

               (B) EBITDA. EBITDA of at least (i) negative $800,000 for the fiscal quarter ending on the Sunday closest to March 31, 2001; (ii) $1,565,000 for the fiscal quarter ending on the Sunday closest to June 30, 2001; and (iii) $1,350,000 for the fiscal quarter ending on the Sunday closest to September 30, 2001. For each fiscal quarter ending after the Sunday closest to September 30, 2001, Companies shall maintain EBITDA at a level to be determined by Foothill, which level will be based on Companies' projections (but in no event shall EBITDA for any fiscal quarter be less than the level of EBITDA required for the corresponding fiscal quarter in the immediate preceding fiscal year).

               Companies agree to deliver to Foothill projections for each fiscal year prior to the beginning of such fiscal year and such projections shall be in form and substance acceptable to Foothill.

     3. Ratification. This Amendment, subject to satisfaction of the conditions provided below, shall constitute amendment to the Loan Agreement and all of the Loan Documents as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

     4. Condition to Effectiveness. Subject to Section 5 below, the amendments to the Loan Agreement set forth in this Amendment shall become effective as of the date of this Amendment and upon the satisfaction of the following conditions precedent in form and substance satisfactory to Lender:

          (a)  Amendment.   Execution  by  the  Companies  and  Lender  of  this
               Amendment and delivery thereof to Lender;

          (b) Waiver Fee. Companies shall have paid to Lender a waiver fee of $5,000; and

          (c) No Default. No Event of Default or event which, with the giving of notice or the passage of time, or both, would become an Event of Default, shall have occurred and be continuing, and, after giving effect to the amendments contained herein, no Event of Default or event which, with the giving of notice or the passage of time, or both, would become an Event of Default, shall have occurred and be continuing.

     5.   Miscellaneous.


          (a) Warranties and Absence of Defaults. In order to induce Lender to enter into this Amendment, each Company hereby warrants to Lender, as of the date hereof, that:

               (i) The warranties of each Company contained in the Loan Agreement, as herein amended, are true and correct as of the date hereof as if made on the date hereof.

               (ii) All   information,   reports  and  other   papers  and  data
                    heretofore furnished to Lender by each Company in connection with this Amendment, the Loan Agreement and the other Loan Documents are accurate and correct in all material respects and complete insofar as may be necessary to give Lender true and accurate knowledge of the subject matter thereof. Each Company has disclosed to Lender every fact of which it is aware which would reasonably be expected to materially and adversely affect the business, operations or financial condition of such Company or the ability of such Company to perform its obligations under this Amendment, the Loan Agreement or under any of the other Loan Documents. None of the information furnished to Lender by or on behalf of each Company contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained herein or therein not materially misleading.

               (iii)No Event of Default or event  which,  with  giving of notice or the passage of time, or both would become an Event of Default, exists as of the date hereof.

          (b) Expenses. Each Company agrees to jointly and severally pay on demand all costs and expenses of Lender (including the reasonable fees and expenses of outside counsel for Lender) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, each Company agrees to jointly and severally pay, and save Lender harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment or the Loan Agreement, as amended hereby, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5
               (b) shall survive any termination of this Amendment and the Loan Agreement as amended hereby.

          (c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

          (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

          (e) Reference to Loan Agreement. On and after the effectiveness of the amendment to the Loan Agreement accomplished hereby, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Loan Agreement in any Loan Documents, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

          (f) Successors. This Amendment shall be binding upon each Company, Lender and their respective successors and assigns, and shall inure to the benefit of each Company, Lender and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.



                             STARCRAFT AUTOMOTIVE GROUP, INC.,
                             an Indiana corporation

                             /s/ Michael H. Schoeffler
                             --------------------------------------
                             By:     Michael H. Schoeffler
                             Title:  President, COO, CFO


                             NATIONAL MOBILITY CORPORATION,
                             an Indiana corporation

                             /s/ Michael H. Schoeffler
                             --------------------------------------
                             By:     Michael H. Schoeffler
                             Title:  President, COO, CFO


                             IMPERIAL AUTOMOTIVE GROUP, INC.,
                             an Indiana corporation

                             /s/ Michael H. Schoeffler
                             --------------------------------------
                             By:     Michael H. Schoeffler
                             Title:  President, COO, CFO


                             STARCRAFT CORPORATION,
                             an Indiana corporation

                             /s/ Richard J. Mullin
                             --------------------------------------
                             By:     Richard J. Mullin
                             Title:  Chief Financial Officer


                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation

                             /s/ Michael P. McGinn
                             ---------------------------------------
                             By:    Michael P. McGinn
                             Title: Vice President